Exhibit 10.23

                              ALFACELL CORPORATION
                             PURCHASE AGREEMENT FOR
                             COMMON STOCK & WARRANTS

Alfacell Corporation
225 Belleville Avenue
Bloomfield, New Jersey 07003

Attention: Kuslima Shogen, Chairman
           and Chief Executive Officer

Dear Ms. Shogen:

     The undersigned acknowledges that there is no minimum proceeds requirement for the closing of this Offering, the Company may close only on the undersigned's investment and such investment may be inadequate to meet the Company's cash requirements. The Company intends to utilize the proceeds of this Offering for research and development and general corporate purposes.

     The undersigned hereby subscribes to purchase ________ units at $0.90 per unit (the "Unit"). Each Unit consists of one (1) share of Common Stock, $.001 par value per share (the "Shares") of Alfacell Corporation, a Delaware corporation (the "Company") and one (1) three-year warrant (the "Warrants"). The Warrants are exercisable into one (1) Share (the "Warrant Shares"). The Shares, the Warrants and the Warrant Shares are being sold in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Act"). The Warrants will be issued pursuant to a Warrant Agreement in the form attached hereto as Exhibit A executed by the Company for the benefit of the undersigned. The Warrants will be exercisable at $2.50 for a three (3) year period commencing __________. The undersigned tenders herewith___________ in full payment of the purchase price for the____________ Units to which the undersigned subscribes (in the manner indicated on the signature page hereof.)

     The undersigned understands that the right to transfer all or any part of the Shares, the Warrants and the Warrant Shares (hereinafter sometimes collectively referred to as the "Securities") will be restricted. The undersigned may not transfer the Securities unless they are registered under the Act and applicable state securities or "blue sky" laws, or an exemption from such registration is available. The undersigned recognizes that the Company shall have no obligation to register the Securities, except as set forth herein.

The undersigned hereby represents, warrants and covenant that:

     1. The undersigned is acquiring the Shares and the Warrants, and at such time as the undersigned may exercise the Warrants, the Warrant Shares, for the undersigned's own account for investment and not with a view towards distribution. The undersigned will not sell, hypothecate, transfer or otherwise dispose of the Securities unless such transaction has been registered under the Act or, in the opinion of counsel for the Company, an exemption from registration is available.

     2. (i) Please check here if the representation contained in this paragraph 2(i) is applicable to the undersigned _________. (A)If an individual, (a) the undersigned's individual net worth or joint net worth with the undersigned's spouse exceeds $1,000,000 as of the date hereof, or (b) the undersigned's individual income has been in excess of $200,000 in each of 2000 and 1999 and is expected to be in excess of $200,000 in 2001, or (c)the undersigned's joint income with the undersigned's spouse has been in excess of $300,000 in each of 2000 and 1999 and is expected to be in excess of $300,000 in 2001; or (B) if a corporation, partnership, or other entity, the foregoing representation applies to all of the equity owners of the corporation, partnership, or entity.

          (ii) If a corporation, partnership, or other entity, was such a corporation, partnership, or other entity formed for the specific purpose of acquiring the Shares? _____Yes _____ No

          (iii) If the answer to 2(ii) is yes, how many equity owners does the corporation partnership or entity have? _____

     3. Whether or not the representation contained in paragraph 2(i)is applicable to the undersigned, the undersigned has adequate means of providing for the undersigned's current needs and possible contingencies and has no need for liquidity of the Securities. The undersigned's overall commitment to investments is not disproportionate to the undersigned's net worth, and acquisition of the Securities will not cause such overall commitment to become excessive. Prior to the execution hereof, the undersigned has received and had the opportunity to review, examine and read all documents, records and books pertaining to this investment, including the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 2000, the Company's Quarterly Reports on Form 10-Q for each of the three quarterly periods subsequent to the fiscal year ended July 31, 2000 collectively, the "Disclosure Documents").

     4. The undersigned is knowledgeable and experienced in


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

financial and business matters. The undersigned recognizes and is fully cognizant of the fact that the investment contemplated hereby involves a high degree of risk. The undersigned is able to evaluate the merits and risks of an investment in the Securities. The undersigned has been given an opportunity to ask questions of, and receive answers and obtain information from, representatives of the Company concerning the Company.

     5. The undersigned has been given no oral or written representations or assurances by the Company or any other person acting or purporting to act on behalf of the Company in connection with the acquisition of the Securities, in each case except as provided herein or in the Disclosure Documents.

     6. The undersigned understands and specifically acknowledges and agrees that since the Securities have not been registered under the Act, the certificates representing the Securities will bear a legend to such effect and a stop transfer order will be placed on the Securities in the Company's transfer books.

     7. By its acceptance hereof, the Company hereby agrees that it shall use its best efforts to file a registration statement (the "Registration Statement") under the Act to register the resale of the Shares and the Warrant Shares. The Company further agrees to use its best efforts to cause such Registration Statement to become effective.

     In connection with the Registration Statement, the undersigned shall provide the Company, from time to time, as reasonably requested by the Company, written information concerning its ownership of the Company's Securities, their intentions concerning the sale of its Shares and Warrant Shares and such other matters as are required in order to enable the Company to prepare, file and obtain the effectiveness of such Registration Statement. Notwithstanding any of the foregoing, the Company shall not be required to maintain the effectiveness of the Registration Statement for more than two (2) years after the initial effective date thereof.

     In connection with any such registration of Shares and Warrant Shares, the Company shall supply a reasonable number of prospectuses to the undersigned, use its best efforts to qualify the Shares and Warrants for sale in the states of New York and New Jersey and furnish indemnification in the manner set forth below.

     The Company shall bear the entire cost and expense of any


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

such registration hereunder. Notwithstanding the foregoing, the undersigned shall bear the fees of all persons retained by it, such as counsel and accountants, and any transfer taxes or underwriting discounts or commissions applicable to the Shares and Warrant Shares sold by it pursuant to the Registration Statement.

     The Company shall indemnify and hold harmless each holder of Shares and Warrant Shares that are registered pursuant to the Registration Statement and each underwriter, within the meaning of the Act, who may purchase from or sell for any such holder any such Shares or Warrant Shares and each person, if any, who controls any such holder or underwriter within the meaning of the Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereto or any prospectus included therein required to be filed or furnished in connection therewith or caused by any omission to state therein a material fact required to be stated therein in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission based upon information furnished or required to be furnished in writing to the Company by such holder or underwriter expressly for use therein; provided, however, that such holder or underwriter shall indemnify the Company, its directors, each officer signing the Registration Statement and each person, if any, who controls the Company within the meaning of the Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in any Registration Statement or any post-effective amendment thereto or any prospectus included therein required to be filed or furnished pursuant thereto or caused by any omission to state therein a material fact required to be stated therein in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission based upon information furnished in writing to the Company by any such holder or underwriter expressly for use therein.

     If the indemnification provided for herein from either the holder of the Shares and Warrant Shares or the Company is unavailable to an indemnified party (the "Indemnitee") hereunder in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to herein, then the party


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

responsible for such indemnification (the "Indemnitor"), in lieu of indemnifying the Indemnitee, shall contribute to the amount paid or payable by the Indemnitee as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnitor and Indemnitee in connection with the actions which resulted in such losses, claims, damages or liabilities (including legal or other fees and expenses reasonably incurred in connection with any investigation or proceeding) as well as any other equitable considerations.

     If indemnification is available, the Indemnitor shall indemnify each Indemnitee to the full extent provided for herein without regard to the relative fault of the Indemnitor, the Indemnitee or any other equitable consideration provided for hereunder.

     After the Registration Statement becomes effective and in connection with the sale of the Shares and Warrant Shares under such Registration Statement, the undersigned shall take such steps as may be necessary to ensure that the offer and sale thereof are in compliance with the requirements of the federal securities laws, including, but not limited to, compliance with the anti-manipulation requirements of the Securities Exchange Act of 1934, as amended.


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

     By its acceptance hereof, the Company hereby acknowledges that the foregoing accurately reflects its understanding concerning the transaction contemplated hereby.

                                            -----------------------------------
                                                     (Signature)

                                            -----------------------------------
                                                 Please type or print name
                                                 (and title if applicable)

                                            Name & Address (as it should
                                            appear on certificates):

                                            ----------------------------------

                                            ----------------------------------

                                            ----------------------------------

                                            -----------------------------------
                                            Social Security Number or
                                            Taxpayer Identification Number

                                            (H)___________  (W)_________________
                                             Telephone Number

                                            -----------------------------------
                                                         As of Date

                                            -----------------------------------
                                                      Number of Units

                                            -----------------------------------
                                                  Amount of Subscription
                                                      (U.S. Dollars)


ACCEPTED AND AGREED:                              Deliver to Address: (if
ALFACELL CORPORATION                              different from above)

------------------------------------

------------------------------------

------------------------------------
 Name:  Kuslima Shogen
 Title: Chairman and CEO

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



                                                                       Exhibit A
Name:  Kuslima Shogen
Title: Chairman and CEO

     WARRANT TO PURCHASE _________ SHARES OF COMMON STOCK VOID AFTER 5:00 p.m. NEW JERSEY TIME, ON _________. THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN AND WILL BE ISSUED IN TRANSACTIONS WHICH HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS. THIS WARRANT AND SUCH SHARES MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, IN WHOLE OR IN PART, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE LAW, OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


                                                       NO._____  SHARES______

                              ALFACELL CORPORATION

     This certifies that, for value received, _____________________, the registered holder hereof or assigns (the "Warrantholder") is entitled to purchase from Alfacell Corporation, a Delaware corporation (the "Company"), at any time on and after ________________, and before 5:00 p.m., New Jersey time, on ______________ (the "Termination Date"), at the purchase price of $2.50 per share (the "Exercise Price"), the number of shares of Common Stock, par value $.001 per share, of the Company set forth above (the "Warrant Stock"). The number of shares of Warrant Stock, the Termination Date and the Exercise Price per share of this Warrant shall be subject to adjustment from time to time as set forth below.

SECTION I.  TRANSFER OR EXCHANGE OF WARRANT.

     The Company shall be entitled to treat the Warrantholder as the owner in fact hereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Warrant on the part of any other person. This Warrant shall be transferable only on the books of the Company, maintained at its principal office upon delivery of this Warrant Certificate duly endorsed by the Warrantholder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration of transfer, the Company shall deliver a new Warrant Certificate or Certificates to the persons entitled thereto.

SECTION II. TERM OF WARRANT; EXERCISE OF WARRANTS.

     A. Termination. The Company may, in its sole discretion, extend the Termination Date with respect to the exercise of this Warrant upon notice to the Warrantholder. As used herein, "Termination Date" shall be deemed to include any such extensions.

     B. Exercise. This Warrant shall be exercised by surrender to the Company, at its principal office, of this Warrant Certificate, together with the Purchase Form attached hereto duly completed and signed, and upon payment to the Company of the Exercise Price for the number of shares of Warrant Stock in respect of which this Warrant is then exercised. Payment of the aggregate Exercise Price shall be made in cash or by certified or official bank check.

     C. Warrant Certificate. Subject to Section III hereof, upon such surrender of this Warrant Certificate and payment of the Exercise Price as aforesaid, the Company shall issue and cause to be delivered to or upon the written order of the Warrantholder a certificate or certificates for the number of full shares of Warrant Stock so purchased upon the exercise of such Warrant, together with cash, as provided in Section VI hereof, in respect of any fractional shares of Warrant Stock otherwise issuable upon such surrender. Such certificate or certificates representing the Warrant Stock shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such shares of Warrant Stock as of the date of receipt by the Company of this Warrant Certificate and payment of the Exercise Price as aforesaid; provided, however, that if, at the date of surrender of this Warrant Certificate and payment of the Exercise Price, the transfer books for the Warrant Stock or other class of stock purchasable upon the exercise of this Warrant shall be closed, the certificate or certificates for the shares of Warrant Stock in respect of which this Warrant is then exercised shall be deemed issuable as of the date on which such books shall next be opened (whether before or after the Termination Date) and until such date the Company shall be under no duty to deliver any certificate for such shares of Warrant Stock; provided further, however, that the transfer books of record, unless otherwise required by law, shall not be closed at any one time for a period longer than twenty (20) days. The rights of purchase represented by this Warrant shall be exercisable, at the election of the Warrantholder, either in full or from time to time in part, and, in the event that this Warrant is exercised in respect of fewer than all of the shares of Warrant Stock purchasable on such exercise at any time prior to the Termination Date, a new Warrant Certificate evidencing the remaining Warrant or Warrants will be issued, and the Company shall deliver the new Warrant Certificate or Certificates pursuant to the provisions of this Section.

SECTION III.  PAYMENT OF TAXES.

     The Company will pay all documentary stamp taxes, if any, attributable to the


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

initial issuance of the shares of Warrant Stock upon the exercise of this Warrant; provided, however, that the Warrantholder shall pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of Warrant Certificates or the certificates for the shares of Warrant Stock in a name other than that of the Warrantholder in respect of which this Warrant or shares of Warrant Stock are issued.

SECTION IV. MUTILATED OR MISSING WARRANT CERTIFICATES.

     In case this Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall, at the request of the Warrantholder, issue and deliver, in exchange and substitution for and upon cancellation of this certificate if mutilated, or in lieu of and in substitution for this certificate if lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent right or interest, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of this Warrant Certificate and indemnity, if requested, also satisfactory to the Company.

SECTION V. RESERVATION OF SHARES OF WARRANT STOCK.

     There has been reserved, and the Company shall at all times keep reserved so long as this Warrant remains outstanding, out of its authorized Common Stock a number of shares of Common Stock sufficient to provide for the exercise of the rights of purchase represented by this Warrant. The transfer agent for the Common Stock and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of this Warrant will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be requisite for such purpose.

SECTION VI. FRACTIONAL SHARES.

     No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon the exercise of this Warrant, the Company shall pay to the Warrantholder an amount in cash equal to such fraction multiplied by the current market price of such fractional share. "Market Price", as of any date means, (i) the last reported sale price for the shares of Common Stock as reported by the National Association of Securities Dealers Automated Quotation National Market System, ("NASDAQ-NMS"), (ii) the closing bid price for the shares of Common Stock as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") if the shares are not traded on NASDAQ-NMS, (iii) the average of the closing bid and closing asked prices of the Common Stock as reported by the National Quotations Bureau if the shares are not traded on NASDAQ; (iv) the last reported sale price, if the shares of Common Stock are listed on a national securities exchange or (v) if market value cannot be calculated as of such date on any of the foregoing basis, the fair market price determined by the Board of Directors of the Company, acting with reasonable business judgment.

SECTION VII. EXERCISE PRICE; ANTI-DILUTION PROVISIONS.

     A. Exercise Price. The shares of Warrant Stock shall be purchasable upon the exercise of this Warrant, at a price of $2.50 per share. The Company may, in its sole discretion, reduce the Exercise Price applicable to the exercise of this Warrant upon notice to the Warrantholder. As used herein, "Exercise Price" shall be deemed to include any such reduction.

     If the Company shall at any time issue Common Stock by way of dividend or other distribution on any stock of the Company or effect a stock split or reverse stock split of the outstanding shares of Common Stock, the Exercise Price shall be proportionately decreased in the case of such issuance (on the day following the date fixed for determining stockholders entitled to receive such dividend or other distribution or such stock split) or increased in the case of such reverse stock split (on the date that such reverse stock split shall become effective), by multiplying the Exercise Price in effect immediately prior to the stock dividend or other distribution, stock split or reverse stock split by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately prior to such stock dividend or other distribution, stock split or reverse stock split, and the denominator of which is the number of shares of Common Stock outstanding immediately after such stock dividend or other distribution, stock split or reverse stock split.

     B. No Impairment. The Company (a) will not increase the par value of any shares of stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

     C. Number of Shares Adjusted. Upon any adjustment of the Exercise Price pursuant to this Warrant, the Warrantholder shall thereafter (until another such adjustment) be entitled to purchase upon the exercise of this Warrant, at the new Exercise Price, the number of shares, calculated to the nearest full share, obtained by multiplying the number of shares of Warrant Stock initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the new Exercise Price.

SECTION VIII. RECLASSIFICATION, REORGANIZATION OR MERGER.

         In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company (other than a change in par value or as a result of an issuance of Common Stock by way of dividend or other distribution or of a stock split or reverse stock split) or in case of any consolidation or


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

merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company issuable upon exercise of this Warrant) or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company shall cause effective provision to be made so that the Warrantholder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property the Warrantholder would have been entitled to receive if the Warrantholder had exercised this Warrant immediately prior to such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales and conveyances.

SECTION IX. REGISTRATION RIGHTS.

     A. The Warrantholder shall have the registration rights with respect to the resale of the Warrant Stock as set forth in Section 7 of the Purchase Agreement by and between the Company and the Warrantholder of even date herewith.

SECTION X. NOTICES TO WARRANTHOLDERS.

     So long as this Warrant shall be outstanding and unexercised (a) if the Company shall pay any dividend or make any distribution upon the Common Stock or
(b) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any shares of stock of any class or any other rights or (c) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the assets of the Company to another corporation, or the voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then, in any such case, the Company shall cause to be delivered to the Warrantholder, at least ten days prior to the date specified in (i) or (ii) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (i) a record is to be taken for the purpose of such dividend or distribution, or (ii) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.


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

SECTION XI. NOTICES.

     Any notice pursuant to this Warrant by the Company or by the Warrantholder shall be in writing and shall be deemed to have been duly given if delivered or mailed certified mail, return receipt requested, (a) if to the Company, to it at 225 Belleville Avenue, Bloomfield, New Jersey 07003, Attention: Chief Executive Officer and (b) if to the Warrantholder to the Warrantholder at the address set forth on the signature page hereto. Each party hereto may from time to time change the address to which such party's notices are to be delivered or mailed hereunder by notice in accordance herewith to the other party.

SECTION XII. SUCCESSORS.

     All the covenants and provisions of this Warrant by or for the benefit of the Company or the Warrantholder shall bind and inure to the benefit of their respective successors and assigns hereunder.

SECTION XIII. APPLICABLE LAW.

     This Warrant shall be deemed to be a contract made under the laws of the State of Delaware applicable to agreements made and to be performed entirely in Delaware and for all purposes shall be construed in accordance with the internal laws of Delaware without giving effect to the conflicts of laws principles thereof.

SECTION XIV. BENEFITS OF THIS WARRANT.

     Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Warrantholder any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Company and the Warrantholder.


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

     IN WITNESS WHEREOF, the parties hereto have executed this Warrant Certificate or caused this Warrant Certificate to be duly executed as of the day and year first above written.


ALFACELL CORPORATION


By: ______________________
Name: Kuslima Shogen
Title: Chairman and Chief
       Executive Officer


WARRANTHOLDER



-------------------------
Name:

Address:


------------------------
Social Security or
Taxpayer Identification Number

                                  PURCHASE FORM

     The undersigned hereby irrevocably elects to exercise the Warrant represented by this Warrant Certificate to the extent of _____ shares of Common Stock, par value $.001 per share, of Alfacell Corporation, and hereby makes payment of $_______ in payment of the actual exercise price thereof.


Name: _____________________________________________________________
                (Please type or print in block letters)

Address:_________________________________________________________
               (Address for delivery of Stock Certificate)

Social Security or
Taxpayer Identification Number:__________________________________


Signature:_______________________________________________________

                                 ASSIGNMENT FORM

FOR VALUED RECEIVED, _____________________________ hereby sells, assigns and transfers unto ______________________________________
                          (Please type or print in block letters)

Address__________________________________________________________ the right to purchase Common Stock, par value $.001 per share, of Alfacell Corporation, represented by this Warrant Certificate to the extent of __________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint ______________________, to transfer the same on the books of the Company with full power of substitution in the premises.

--------------------------
        Signature

Dated:
      --------------------

                                                     Notice: The signature of
                                                     this assignment must
                                                     correspond with the name as
                                                     it appears upon the face of
                                                     this Warrant Certificate in
                                                     every particular, without
                                                     alteration or enlargement
                                                     or any change whatever.


SIGNATURE GUARANTEED:

-------------------------

             Schedule to April 2001 Private Placement



Name                  Number of Units     Purchase Price

James McCash          50,000              $45,000
Donna McCash          22,222              $19,999
Corinne Champagne     30,000              $27,000
Colleen Lowe          30,000              $27,000
David McCash          30,000              $27,000
Michael McCash        30,000              $27,000
Mary Thompson         30,000              $27,000